Legal proceedings	6 Months Ended
Jun. 30, 2018
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Legal proceedings

22 Legal proceedings

As previously noted ING Bank is the subject of criminal investigations by Dutch authorities regarding various requirements related to client on-boarding, money laundering and corrupt practices. ING Group has also received related information requests from the US authorities. ING Group and ING Bank have been cooperating with these investigations and requests. Management has concluded under IFRS that it is more likely than not that a present obligation exists and that an outflow of resources is probable, however is not able to estimate reliably the possible timing, scope or amounts of any fines, penalties and/or other outcome, which could be significant. ING has been engaged in discussions with the relevant authorities on a potential resolution of the issues but such discussions remain ongoing and their outcome uncertain.